UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 10, 2017

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of EA Bonus Plan Addendum

Pursuant to the EA Bonus Plan, the Bonus Formula Addendum for the fiscal year ending March 31, 2018 (the “Fiscal Year 2018 Addendum”) was approved by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Electronic Arts Inc. (“EA” or the “Company”) on May 17, 2017 for all eligible employees of EA and its subsidiaries, other than the Chief Executive Officer (“CEO”) Andrew Wilson, and by the Board for the CEO on July 10, 2017. The terms of the Fiscal Year 2018 Addendum are substantially similar to the terms of the Bonus Formula Addendum for EA’s fiscal year ended March 31, 2017, which was filed on Form 8-K on June 28, 2016, except that the Fiscal Year 2018 Addendum contains a provision that the CEO’s bonus award payout may not exceed the lesser of 300% of his target bonus or $5 million. Although the Company generally expects to pay bonuses to our named executive officers pursuant to the terms of the Electronic Arts Inc. Executive Bonus Plan (the “Executive Bonus Plan”), the Committee and the Board uses the criteria described in the Fiscal Year 2018 Addendum as a guideline to determine the final amount of the bonus awards paid to the named executive officers under the Executive Bonus Plan or to award discretionary bonus payments to the named executive officers in accordance with the terms of the EA Bonus Plan.

A copy of the Fiscal Year 2018 Addendum is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	EA Bonus Plan Fiscal Year 2018 Addendum*
*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	July 11, 2017	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	EA Bonus Plan Fiscal Year 2018 Addendum*
*Management contract or compensatory plan or arrangement.